UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2025

LUCENT, INC.

(Exact name of registrant as specified in its charter)

NV	000-56397	83-4057513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 California Ave., Suite 100 Irvine, CA		92617
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 251-1470

_________________

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 9.01Financial Statements and Exhibits.

The Company’s wholly owned subsidiary DIJIYA has completed its unaudited financial statements.   Figures are in Tiawan dollars unless noted otherwise. Also included below is the valuation of the holdings of the Company’s Strategic Materials Division.

							DIJIYA
						Full year profit and loss statement
Amount unit: Tiawan Dollar Fiscal year: 2024
Date of production: 2025/01/23															Page 1
Account number	Subject name	Issue 01	Issue 02	Issue 03	Issue 04	Issue 05	Issue 06	Issue 07	Issue 08	Issue 09	10 issues	Issue 11	12 issues	total	%
411	sales revenue	96,600	0	338,514	0	1,008,179	355,166	27,000	8,120,000	0	0	##########	0	44,945,459	100.00
4	Net operating income:	96,600	0	338,514	0	1,008,179	355,166	27,000	8,120,000	0	0	##########	0	44,945,459	100.00

511	cost of goods sold	77,280	0	270,811	0	806,544	284,133	22,000	6,463,717	0	0	##########	0	36,780,366	81.83
51	Cost of goods sold subtotal:	77,280	0	270,811	0	806,544	284,133	22,000	6,463,717	0	0	##########	0	36,780,366	81.83

	Operating profit	19,320	0	67,703	0	201,635	71,033	5,000	1,656,283	0	0	6,144,119	0	8,165,093	18.17

61	Promotional expenses	6,657	4,391	8,130	6,308	7,880	1,133	1,539	18,846	2,342	13,103	51,474	1,336	123,139	0.27
62	overhead	122,445	156,070	117,147	126,213	129,976	126,296	113,696	132,014	111,875	113,498	108,599	119,391	1,477,221	107.64
63	research and development expenses	4,534	3,003	25,570	16,541	4,063	(2,684)	3,204	3,589	4,236	3,428	6,607	17,014	89,104	6.49
6	Operating expenses:	127,182	159,207	142,966	142,946	134,279	123,646	116,947	136,178	116,183	117,327	116,778	136,446	1,570,085	114.41
		0	0	0	0	0	0	0	0	0	0	0	0	0
	operating profit	(126,592)	(159,207)	(140,899)	(142,946)	(128,123)	(121,477)	(116,794)	(85,604)	(116,183)	(117,327)	70,829	(136,446)	(1,320,769)	(96.24)
		0	0	0	0	0	0	0	0	0	0	0	0	0
711	interest income	0	0	0	0	0	270	0	0	0	0	0	817	1,087	0.08
713	Disposal of interests in fixed assets	2,247	0	0	0	0	0	0	0	0	0	0	0	2,247	0.16
716	exchange benefits	(112)	0	0	183	0	0	0	0	49	3,783	6	0	3,909	0.00
718	Other non-operating income	24	0	0	0	0	32,144	0	0	186	0	0	7	32,360	2.36
721	rental income	153	153	153	153	153	153	153	153	0	0	0	0	1,221	0.09
722	Income from sale of scraps and scraps	476	0	0	0	0	310	0	0	0	0	0	0	786	0.06
71	Non-operating income and interests	2,787	153	153	336	153	32,876	153	153	235	3,783	6	824	41,611	3.03
		0	0	0	0	0	0	0	0	0	0	0	0	0
751	interest expense	227	212	227	219	227	219	0	261	0	0	0	0	1,593	0.12
753	Loss on disposal of assets	9,387	0	0	0	0	0	0	0	0	0	0	0	9,387	0.68
756	exchange loss	(5)	0	0	0	256	938	21	0	0	0	4	41	1,257	0.09
757	Inventory depreciation and sluggish losses	30,296	0	249,723	0	926,723	425,428	0	168,510	55,678	0	0	0	1,856,357	135.27
75	non-operating expenses	39,906	212	249,949	219	927,206	426,586	21	168,772	55,678	0	4	41	1,868,595	136.16
7	Non-operating income and expenses	(37,119)	(60)	(249,797)	117	(927,053)	(393,709)	132	(168,619)	(55,443)	3,783	2	783	(1,826,984)	(133.13)
		0	0	0	0	0	0	0	0	0	0	0	0	0
	Profit and loss for the current period	(163,711)	(159,266)	(390,695)	(142,830)	##########	(515,186)	(116,662)	(254,223)	(171,627)	(113,544)	70,831	(135,663)	(3,147,753)	(229.36)
		0	0	0	0	0	0	0	0	0	0	0	0	0
	Profit and loss after tax	(163,711)	(159,266)	(390,695)	(142,830)	##########	(515,186)	(116,662)	(254,223)	(171,627)	(113,544)	70,831	(135,663)	(3,147,753)	(229.36)

			DIJIYA
		account balance sheet
Amount unit: USD
Date of production: 2025/01/23			45,657.00				Page 1
Account number	project	Amount	%	Account number	project	Amount	%
1	Asset class:			2	Liabilities:
11	current assets	6,898,719	93.26	twenty one	current liabilities	2,152,817	29.10
110	Cash and cash equivalents	152,968	2.07	212	Notes payable	238,508	3.22
114	Net accounts receivable	1,477,252	19.97	214	accounts payable	167,366	2.26
120	Inventory - Trading Industry	70,961	0.96	215	Accounts Payable - Related Person	251,699	3.40
121	Inventory - Manufacturing	4,248,642	57.44	217	Fees payable	74,658	1.01
125	Prepayment	240,136	3.25	226	advance payment	1,406,907	19.02
126	advance payment	708,457	9.58	228	Other current liabilities	13,681	0.18
128	Other current assets	304	0.00			0
		0				0
142	invest	0	0.00	28	Other liabilities	1,073,282	14.51
		0		285	Shareholder correspondence	1,073,282	14.51
15	fixed assets	233,257	3.15		Total liabilities	3,226,099	43.61
153	Machinery and equipment	217,247	2.94			0
155	transportation equipment	8,579	0.12	3	Shareholders’ Equity Category:	0
156	office equipment	1,148	0.02	31	Equity	14,656,489	198.14
157	R&D equipment	467	0.01	32	capital reserve	381,679	5.16
167	Unfinished projects and prepaid equipment payments	5,816	0.08	33	retained earnings	(10,867,134)	#######
		0		3351	Accumulated profit and loss	(7,719,381)	#######
17	intangible assets	25,211	0.34	3353	Profit and loss for the current period	(3,147,753)	(42.55)
		0			Total shareholders’ equity	4,171,034	56.39
18	Other assets	239,947	3.24			0
182	Deposit margin	91,908	1.24			0
183	deferred expenses	22,277	0.30			0
188	Other assets	125,761	1.70			0
	Total assets	7,397,134	100.00		Total liabilities and shareholders’ equity	7,397,134	100.00

L.C.P. Alma Verónica Aguilar Sosa. R.F.C. AUSA890327Q75

Hermosillo, Sonora, México – April 10 2025

Subject: **Professional Opinion on Mining Assets**

The 2024 year-end financial statements, prepared by a Certified Public Accountant, have been reviewed and analyzed. These statements include figures derived from accounting studies applied to mining assets, and the following values are indicated as authentic.

Mining Asset	Value USD
PONCHOS	$2,363,490.00
MUNDO	$10,911,445.50
MAMI	$82,005,000.00

Based on this review, it is my professional opinion that the mineral leases should be recorded on the company's balance sheet at a value of $95,279,935.50 USD.

This letter is intended solely for use by Lucent Inc., its accountants, and auditors. It may only be distributed as legally required disclosures.

Respectfully,

CP ALMA VERONICA AGUILAR SOSA
RFC AUSA890327Q75
CEDULA PROFESIONAL 027875

CERRADA DE LA REPUBLICA, PRIMERA DE LA REPUBLICA 13
COL. SOLEIL RESIDENCIAL C.P. 83287
HERMOSILLO, SONORA, MEXICO.
TEL. OFICINA. 6623 01 41 85 CEL. 6622 68 95 87

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT, INC.

Date: April 25, 2025

By: /s/ Steven Arenal
Steven Arenal
Chief Executive Officer, Chief Financial Officer, Director